                                      DEFN 14A
                                    SCHEDULE 14A
                                   (Rule 14a-101)

                      INFORMATION REQUIRED IN PROXY STATEMENT

                             SECTION 14(A) INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant / /
Filed by a party other than the Registrant   /x/

Check the appropriate box:
/   /     Preliminary proxy statement
/ x /     Definitive proxy statement

                         CHOICES ENTERTAINMENT CORPORATION
                  (Name of Registrant as Specified in its Charter)

                          COMMITTEE FOR CHANGE AT CHOICES
                          -------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/ x /  No fee required.

/  /   $500 per each party to the controversy pursuant to the Exchange Act Rule
       14a-6(i)(3).

/  /   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


(2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1).

--------------------------------------------------------------------------------

(4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)    Total fee paid:

--------------------------------------------------------------------------------

/  /   Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount previously paid:

--------------------------------------------------------------------------------

(2)    Form, Schedule or Registration No.:

--------------------------------------------------------------------------------

(3)    Filing party:

--------------------------------------------------------------------------------

(4)    Date filed:


--------------------------------------------------------------------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                        COMMITTEE FOR CHANGE AT CHOICES
                                10770 WILES ROAD
                       CORAL SPRINGS, FLORIDA 33076-4681
                           TELEPHONE: (954) 752-4289

                            ------------------------

               NOTICE OF TERMINATION OF SOLICITATION OF CONSENTS

                             ---------------------

TO OUR FELLOW STOCKHOLDERS:

    This solicitation of the stockholders of the common and preferred stock of Choices Entertainment Corporation (the "Company") has been terminated by the Committee for Change at Choices (the "Committee") and all previous filings with the Securities and Exchange Commission on Schedule 14A by the Committee have been withdrawn.

                                          Committee for Change at Choices
                                          on behalf of its members by:

                                          Thomas Renna, Co-Chairman
                                          George D. Pursglove Co-Chairman

Coral Springs, Florida
June 4, 1998